SUPPLEMENT TO THE

STATEMENTS OF ADDITIONAL INFORMATION

OF

WELLS FARGO ALLOCATION FUNDS

WELLS FARGO ALTERNATIVE FUNDS

WELLS FARGO COREBUILDER SHARES

WELLS FARGO DYNAMIC TARGET DATE FUNDS

WELLS FARGO EQUITY GATEWAY FUNDS

WELLS FARGO INCOME FUNDS

WELLS FARGO INTERNATIONAL EQUITY FUNDS

WELLS FARGO LARGE CAP STOCK FUNDS

WELLS FARGO MONEY MARKET FUNDS

WELLS FARGO MUNICIPAL INCOME FUNDS

WELLS FARGO SMALL CAP STOCK FUNDS

WELLS FARGO SPECIALTY FUNDS

WELLS FARGO VT FUNDS

WELLS FARGO WEALTHBUILDER PORTFOLIOS
(Each, a “Fund” and together, the “Funds”)

At a meeting held on April 19-20, 2016, the Boards of Trustees of Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and Asset Allocation Trust (the “Trusts”) appointed Michael Whitaker as Chief Compliance Officer of the Trusts, effective May 16, 2016. As a result, the information regarding Debra Ann Early under the “Management – General” section for each Fund is deleted and replaced with the following:

Name and Age	Position Held With Registrant/Length of Service	Principal Occupation(s) During Past 5 Years or Longer
Michael Whitaker (Born 1967)	Chief Compliance Officer, since 2016

Executive Vice President of Wells Fargo Funds Management since 2016.  Chief Compliance Officer of Fidelity’s Fixed Income Funds and Asset Allocation Funds (2008-2016), Compliance Officer of FMR Co., Inc. (2014-2016), Fidelity Investments Money Management, Inc. (2014-2016), Fidelity Investments (2007-2016).

May 16, 2016